UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Canoo Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all appropriate boxes)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

**** THE ANNUAL MEETING HAS BEEN ADJOURNED****

Dear Fellow Canoo Inc. Stockholder:

The Annual Meeting of Stockholders of Canoo Inc., was adjourned to December 29, 2023 to allow more time to solicit votes.

Your vote is extremely important no matter how many shares you own.

***PLEASE VOTE IMMEDIATELY***

Your vote is extremely important. PLEASE CAST YOUR VOTE TODAY. The fastest and easiest way to vote is over the Internet or by telephone. Instructions on how to vote your shares over the Internet or telephone are enclosed with this letter.

Your Board recommends that you vote “FOR” ALL proposals. Even if you plan on attending the virtual meeting, we urge you to vote your shares now, so they can be tabulated prior to the meeting.

PLEASE VOTE TODAY

If you have questions or need help voting your shares, please call our proxy solicitation firm,

Morrow Sodali LLC, at 1-800-607-0088 and state your call references the Canoo Annual Meeting.

Thank you for your investment in Canoo Inc. and taking the time to vote your shares.

Sincerely,

Hector Ruiz

General Counsel and Corporate Secretary